UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-5595

ACM GOVERNMENT OPPORTUNITY FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2005

Date of reporting period:   July 31, 2005


ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ACM Government Opportunity Fund

Annual Report

July 31, 2005



ANNUAL REPORT




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.




September 15, 2005


Annual Report

This report provides management's discussion of fund performance for ACM Government Opportunity Fund (the "Fund"), for the annual reporting period ended July 31, 2005. The Fund is a closed end fund that trades under the New York Stock Exchange Symbol "AOF."

Investment Objective and Policies

The Fund is a closed-end fund designed to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments and up to 20% in equity securities. Additionally, the Fund may utilize other investment instruments, including options and futures. For more information regarding the Fund's risks, please see "A Word About Risk" on page 4 and "Note E - Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 22.

Investment Results

The table on page 5 shows the Fund's performance compared to its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, for the six- and 12-month periods ended July 31, 2005.

The Fund outperformed its benchmark for both the six- and 12-month periods ended July 31, 2005.The Fund significantly outperformed its benchmark for the annual reporting period primarily due to its emerging market debt exposure. Emerging market debt posted strong returns and outperformed the traditional fixed-income sectors within the Fund's benchmark. Low international interest rates, ample global liquidity, high commodity export prices and improved economic fundamentals in most emerging countries supported emerging market bond prices. The Fund's benchmark is not leveraged and does not include non-U.S. securities.

Additionally, the Fund's local currency government debt exposure also contributed positively to performance as foreign currencies generally strengthened against the U.S. dollar during the annual period under review. Lastly, the Fund's use of leverage, at a time of continued solid positive returns for fixed-income securities, also added to the Fund's outperformance versus its benchmark.

Market Review and Investment Strategy

The U.S. Treasury market, as measured by the LB Treasury Index, posted a return of 4.62% for the 12-month period ended July 31, 2005 despite continued rate increases by the U.S. Federal Reserve (the "Fed"). Beginning in June 2004, the Fed hiked the Fed Funds benchmark rate nine times for a total of 225 basis points, bringing the Fed Funds target from its all-time low of 1% to a still-accommodative 3.25%. Although short-term U.S. interest rates followed the Fed higher, longer-term rates failed to increase as expected and actually declined. Longer-term 30-year yields declined 73 basis points, while shorter-term two- and five-year yields rose 134 and 43 basis points, re-


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 1


spectively. As a result, the yield curve flattened significantly. In the view of the Fund's portfolio management team (the "team"), falling yields were the result of sustained buying of U.S. Treasuries and other U.S. bonds by official and private foreign investors, coupled with complacency about inflation pressures.

The emerging market debt class posted the strongest returns within fixed-income sectors for the annual period, returning 16.41% according to the J.P. Morgan Emerging Markets Global Index. The emerging markets have enjoyed strong investor demand, a favorable low global interest rate environment, strong global liquidity and improving individual country fundamentals. Additionally, many emerging debt countries markedly improved their external debt dynamics and pre-funded their debt obligations through 2006.

For the annual reporting period, all emerging market countries posted positive returns. The Latin American region at 17.45% outpaced non-Latin markets at 14.95%, as several Latin American countries benefited from export demand and strong commodity prices, particularly oil. Sustained growth in the Latin American region and a resulting decline in fiscal deficits improved the macroeconomic fundamentals of these countries. Countries outperforming for the annual period included oil producing Ecuador at 22.97% and Venezuela at 22.62%, as well as Brazil at 21.81%, which was upgraded by both Moody's Investor
Service and Standard & Poor's (S&P) rating agencies. Underperforming countries for the period included Thailand at 2.69%, Morocco at 4.44% and Poland at 9.07%.

During the reporting period, the Fund's allocations to the core emerging market countries (Brazil, Argentina, Russia, Colombia, Mexico, Ukraine, Turkey and Venezuela) were maintained. After a period of very strong returns and tighter spread levels in the emerging markets since the end of the reporting period, the team trimmed some of the Fund's U.S. dollar-denominated positions and diversified the Fund's holdings by adding positions in local debt. The team believed that increased local debt (bonds issued in local currency) would shield the Fund from the effects of rising U.S. interest rates on U.S. dollar-denominated debt. To achieve this, the Fund's holdings in dollar-denominated Brazilian debt were reduced. Local debt issues purchased by the Fund included those issued by Indonesia, Colombia, Turkey and Poland. While trimming the Fund's dollar-denominated emerging market debt allocation, the team also added to the Fund's U.S. Treasury position.

Individual emerging countries favored during the year included the Ukraine,


-------------------------------------------------------------------------------
2 o ACM GOVERNMENT OPPORTUNITY FUND


which experienced strong economic growth and ratings upgrades. The Fund's holdings in Russia were maintained as debt in this country continued to benefit from higher oil revenues, strong fiscal performance and prospects of rating upgrades. Russia was upgraded in January by S&P to investment-grade status.

Ecuador was also favored early in the reporting period based on valuation, potential ratings upgrades and the country's ability to finance itself. Through March 2005, Ecuador significantly outpaced the broader market due to strong oil prices and improved fiscal dynamics. Ecuador, as the team expected, received its ratings upgrade in January 2005 by S&P. Political turmoil in April 2005, however, superceded the country's positive fundamentals. As a result, the Fund's holdings in this country were eliminated.

The Fund's exposure to Peru was increased as economic growth continued to outpace most Latin countries on strong demand for its exports. Exports doubled in Peru during 1999-2004, led by mining. Lastly, Brazil proved to be one of the more volatile emerging market debt countries during the period under review. The Fund was defensive in its positioning later in the period with the apparent loss of growth momentum in this country.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 3


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Government Opportunity Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of The Wall Street Journal each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds." For additional information regarding this Fund, please see page 44.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Price fluctuations in the Fund's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. Treasury securities provide fixed rates of return as well as principal guarantees if held to maturity. The Fund can invest in foreign government securities. Emerging and other foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, fluctuations in the value of investments in foreign currency denominated securities may be magnified by changes in foreign exchange rates. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)


-------------------------------------------------------------------------------
4 o ACM GOVERNMENT OPPORTUNITY FUND


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED JULY 31, 2005
                                                         Returns
                                                 -------------------------
                                                  6 Months      12 Months
--------------------------------------------------------------------------
     ACM Government Opportunity Fund (NAV)         1.02%          9.36%

     Lehman Brothers U.S. Aggregate Index          0.95%          4.79%


     The Fund's Market Price per share on July 31, 2005 was $7.83. For additional Financial Highlights, please see page 27.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
7/31/95 TO 7/31/05

ACM Government Opportunity Fund (NAV): $24,621
LB U.S. Aggregate Index: $19,220

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                ACM Government              LB U.S. Aggregate
                            Opportunity Fund (NAV)                Index
-------------------------------------------------------------------------------
     7/31/95                        $10,000                      $10,000
     7/31/96                        $10,940                      $10,554
     7/31/97                        $12,689                      $11,690
     7/31/98                        $13,517                      $12,610
     7/31/99                        $13,504                      $12,924
     7/31/00                        $15,156                      $13,695
     7/31/01                        $16,823                      $15,433
     7/31/02                        $18,378                      $16,595
     7/31/03                        $21,259                      $17,495
     7/31/04                        $22,514                      $18,341
     7/31/05                        $24,621                      $19,220


This chart illustrates the total value of an assumed $10,000 investment in ACM Government Opportunity Fund at net asset value (NAV) (from 7/31/95 to 7/31/05) as compared to the performance of the Fund's benchmark. The chart assumes the reinvestment of distributions.


See Historical Performance and Benchmark disclosures on previous page.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 5


PORTFOLIO SUMMARY
July 31, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $109.7


SECURITY TYPE BREAKDOWN*

[ ]   70.0%   U.S. Government and
              Government Sponsored               [PIE CHART OMITTED]
              Agency Obligations
[ ]   27.5%   Sovereign Debt Obligations
[ ]    2.5%   Supranational


* All data are as of July 31, 2005. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


-------------------------------------------------------------------------------
6 o ACM GOVERNMENT OPPORTUNITY FUND


PORTFOLIO OF INVESTMENTS
July 31, 2005


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT SPONSORED
   AGENCY OBLIGATIONS-90.8%
U.S. Treasury Notes-52.3%
   1.625%, 1/15/15(TIPS)                     US$         1,054   $   1,030,301
   2.25%, 2/15/07(a)                                     3,600       3,508,592
   2.75%, 8/15/07(a)                                     6,000       5,852,112
   3.50%, 5/31/07-11/15/09(a)                           25,210      24,785,459
   3.75%, 5/15/08                                       17,655      17,511,554
   3.875%, 1/15/09(TIPS)                                 3,477       3,733,222
   5.75%, 11/15/05                                       1,040       1,046,378
                                                                 -------------
                                                                    57,467,618

U.S. Treasury Bonds-33.8%
   6.25%, 5/15/30                                       10,700      13,449,397
   6.50%, 2/15/10(a)                                    10,000      10,961,330
   14.00%, 11/15/11(b)                                  11,250      12,654,934
                                                                 -------------
                                                                    37,065,661

Mortgage Related Securities-4.7%
Federal Home Loan Mortgage Corp.
   5.125%, 11/07/13                                      2,000       2,004,082
Federal National Mortgage Association
   6.00%, TBA                                            2,440       2,488,800
   7.50%, 11/01/29                                         224         239,391
   8.00%, 6/01/28                                          179         193,011
Government National Mortgage Association
   6.50%, 2/15/29                                          212         221,732
                                                                 -------------
                                                                     5,147,016

Total U.S. Government and Government
   Sponsored Agency Obligations
   (cost $101,299,005)                                              99,680,295

SOVEREIGN DEBT OBLIGATIONS-35.6%
Argentina-4.1%
Republic of Argentina
   3.01%, 8/03/12 FRN                                    3,175       2,833,463
   7.82%, 12/31/33(b)                        EUR         1,206       1,401,191
   8.28%, 12/31/33                           US$           246         237,636
                                                                 -------------
                                                                     4,472,290


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 7


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Brazil-3.1%
Federal Republic of Brazil
   11.00%, 8/17/40                           US$         2,704   $   3,177,200
   DCB FRN
   Series L
   4.313%, 4/15/12                                         268         258,952
                                                                 -------------
                                                                     3,436,152

Bulgaria-0.4%
Republic of Bulgaria
   8.25%, 1/15/15(c)                                       360         446,400

Colombia-2.1%
Republic of Colombia
   11.75%, 3/01/10                           COP     5,000,000       2,353,063

Hungary-0.8%
Hungary Government Bond
   8.25%, 10/12/09(b)                        HUF       165,000         877,425

Indonesia-1.6%
Indonesia Recapitalization Bond
   13.15%, 3/15/10                           IDR    17,000,000       1,815,368

Mexico-6.1%
Mexican Bonos
   8.00%, 12/19/13-12/07/23(b)               MXP        50,053       4,233,966
   10.00%, 12/05/24(b)                                  25,516       2,481,326
                                                                 -------------
                                                                     6,715,292

Panama-0.5%
Republic of Panama
   9.375%, 7/23/12-4/01/29                   US$           425         526,320

Peru-2.2%
Peru Bono Soberano
   Series 7
   8.60%, 8/12/17                            PEN         1,257         403,697
Republic of Peru
   8.375%, 5/03/16                           US$           625         709,375
   8.75%, 11/21/33                                         247         279,481
   9.125%, 2/21/12                                         185         218,300
   9.875%, 2/06/15                                         618         766,320
                                                                 -------------
                                                                     2,377,173

Philippines-1.7%
Republic of Philippines
   9.50%, 2/02/30                                          230         231,863
   10.625%, 3/16/25                                      1,436       1,586,780
                                                                 -------------
                                                                     1,818,643

Poland-2.2%
Poland Government Bond
   6.00%, 5/24/09(b)                         PLZ         8,000       2,470,126


-------------------------------------------------------------------------------
8 o ACM GOVERNMENT OPPORTUNITY FUND


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Russia-2.7%
Russian Ministry of Finance
   3.00%, 5/14/08                            US$         3,145   $   2,968,251

South Africa-0.8%
Republic of South Africa
   13.50%, 9/15/15(b)                        ZAR         4,200         883,739

Turkey-2.9%
Republic of Turkey
   11.50%, 1/23/12                           US$           285         362,378
Turkey Government Bond
   Zero Coupon, 8/24/05                      TRL         3,759       2,800,751
                                                                 -------------
                                                                     3,163,129

Ukraine-2.3%
Government of Ukraine
   6.875%, 3/04/11(c)                        US$           150         157,125
   7.65%, 6/11/13(c)                                     1,321       1,453,100
   11.00%, 3/15/07(c)                                      840         884,139
                                                                 -------------
                                                                     2,494,364

Venezuela-2.1%
Republic of Venezuela
   4.64%, 4/20/11 FRN(c)                                   210         194,250
   9.25%, 9/15/27                                        2,000       2,085,000
                                                                 -------------
                                                                     2,279,250

Total Sovereign Debt Obligations
   (cost $36,561,013)                                               39,096,985

SUPRANATIONAL DEBT OBLIGATIONS-3.3%
International Bank for Reconstruction
   and Development
   Zero Coupon, 2/17/26(b)
   (cost $1,455,274)                         ZAR       110,000       3,567,522

Total Investments-129.7%
   (cost $139,315,292)                                             142,344,802
Other assets less liabilities-(29.7%)                              (32,610,544)

Net Assets-100%                                                  $ 109,734,258


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 9


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)


                                       U.S. $
                          Contract     Value on       U.S. $      Unrealized
                           Amount    Origination     Current     Appreciation/
                            (000)        Date         Value      (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts
Euro,
   settling 8/18/05          1,158   $ 1,398,297   $ 1,405,022     $   6,725
Mexican Peso,
   settling 8/15/05         29,528     2,765,485     2,778,968        13,483

Sale Contracts
Euro,
   settling 8/18/05          1,612     1,946,082     1,955,362        (9,280)
Hungarian Forint,
   settling 8/22/05        179,751       877,198       887,978       (10,780)
Mexican Peso,
   settling 8/15/05         74,193     6,902,215     6,982,566       (80,351)
Norwegian Kroner,
   settling 8/31/05             19         2,880         2,903           (23)
Polish Zloty,
   settling 8/22/05          8,758     2,605,344     2,608,992        (3,648)
South African Rand,
   settling 9/22/05         20,123     2,984,852     3,045,118       (60,266)


REVERSE REPURCHASE AGREEMENTS (see Note C)

                                    Interest
Broker                                Rate     Maturity         Amount
-------------------------------------------------------------------------
Greenwich Capital Markets, Inc.       2.80%     8/02/05     $   966,826
Greenwich Capital Markets, Inc.       3.20      8/02/05      15,226,074
JPMorgan Chase & Co.                  3.10      8/02/05      11,090,833
JPMorgan Chase & Co.                  3.15      8/02/05       5,822,793
                                                            -----------
                                                            $33,106,526


See footnote summary on page 11.


-------------------------------------------------------------------------------
10 o ACM GOVERNMENT OPPORTUNITY FUND


(a) Positions, or portion thereof, with an aggregate market value of $33,190,007 have been segregated to collateralize reverse repurchase agreements.

(b) Positions, or portion thereof, with an aggregate market value of $28,570,229 have been segregated to collateralize forward exchange currency contracts.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the aggregate market value of these securities amounted to $3,135,014 or 2.9% of net assets.

     Currency Abbreviations:
     COP  - Colombian Peso
     EUR  - Euro
     HUF  - Hungarian Forint
     IDR  - Indonesian Rupiah
     MXP  - Mexican Peso
     PEN  - Peruvian Sol Nuevo
     PLZ  - Polish Zloty
     TRL  - Turkish Lira
     US$  - United States Dollar
     ZAR  - South African Rand

     Glossary of Terms:
     DCB  - Debt Conversion Bonds
     FRN  - Floating Rate Note
     TBA - To Be Assigned-Security is purchased on a forward commitment with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
     TIPS - Treasury Inflation Protected Security


See notes to financial statements.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 11


STATEMENT OF ASSETS & LIABILITIES
July 31, 2005


Assets
Investments in securities, at value (cost $139,315,292)          $ 142,344,802
Cash                                                                   358,825
Foreign cash, at value (cost $497,097)                                 499,834
Unrealized appreciation of forward exchange currency
   contracts                                                            20,208
Receivable for investment securities sold                            2,952,848
Interest receivable                                                  2,061,477
Total assets                                                       148,237,994

Liabilities
Unrealized depreciation of forward exchange currency
   contracts                                                           164,348
Reverse repurchase agreements                                       33,106,526
Payable for investment securities purchased                          5,001,441
Advisory fee payable                                                    83,790
Administrative fee payable                                               5,586
Accrued expenses and other liabilities                                 142,045
Total liabilities                                                   38,503,736
Net Assets                                                       $ 109,734,258

Composition of Net Assets
Capital stock, at par                                            $     129,039
Additional paid-in capital                                         110,649,497
Distributions in excess of net investment income                    (2,777,059)
Accumulated net realized loss on investments and
   foreign currency transactions                                    (1,122,761)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities               2,855,542
                                                                ---------------
                                                                 $ 109,734,258

Net Asset Value Per Share
   (based on 12,903,932 shares outstanding)                              $8.50


See notes to financial statements.


-------------------------------------------------------------------------------
12 o ACM GOVERNMENT OPPORTUNITY FUND


STATEMENT OF OPERATIONS
Year Ended July 31, 2005


Investment Income
Interest (net of foreign taxes
   withheld of $12,321)                                          $ 8,962,083

Expenses
Advisory fee                                   $   824,374
Custodian                                          187,777
Administrative                                     164,875
Legal                                               81,289
Audit                                               79,139
Transfer agency                                     56,677
Printing                                            40,786
Directors' fees                                     28,269
Registration                                        24,100
Miscellaneous                                       16,375
Expenses before interest expense
   and waiver                                    1,503,661
Interest expense                                   696,278
Total expenses                                   2,199,939
Less: expense waived by the Adviser
   (see Note B)                                    (51,478)
Net expenses                                                       2,148,461
Net investment income                                              6,813,622

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions                                           580,623(a)
   Futures contracts                                                (175,548)
   Written options                                                     8,671
   Foreign currency transactions                                      79,414
Net change in unrealized
   appreciation/depreciation of:
   Investments                                                     2,362,336(b)
   Futures contracts                                                  49,141
   Foreign currency denominated
     assets and liabilities                                         (279,884)
Net gain on investment and foreign
   currency transactions                                           2,624,753
Net Increase in Net Assets
   from Operations                                               $ 9,438,375


(a)  Net of taxes paid of $31,670.

(b)  Net of accrued foreign capital gains taxes of $27,205.

     See notes to financial statements.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 13


STATEMENT OF CHANGES IN NET ASSETS


                                                Year Ended        Year Ended
                                                 July 31,          July 31,
                                                   2005              2004
                                               --------------    --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $  6,813,622      $  7,337,261
Net realized gain on investment
   and foreign currency transactions                 493,160         8,566,068
Net change in unrealized
   appreciation/depreciation
   of investments and foreign currency
   denominated assets and liabilities              2,131,593        (9,453,750)
Net increase in net assets
   from operations                                 9,438,375         6,449,579

Dividends and Distributions to
Shareholders from
Net investment income                             (6,806,024)       (7,715,522)
Net realized gain on investment
   and foreign currency transactions                      -0-         (771,065)

Capital Stock Transactions
Reinvestment of dividends resulting in
   the issuance of common stock                      111,797           687,980
Total increase (decrease)                          2,744,148        (1,349,028)

Net Assets
Beginning of period                              106,990,110       108,339,138
End of period (including distributions
   in excess of net investment income
   of $2,777,059 and $4,135,174,
   respectively)                                $109,734,258      $106,990,110


See notes to financial statements.


-------------------------------------------------------------------------------
14 o ACM GOVERNMENT OPPORTUNITY FUND


STATEMENT OF CASH FLOWS
Year Ended July 31, 2005


Increase (Decrease) in Cash from
Operating Activities:
Interest received                              $   9,165,011
Interest expense paid                               (663,277)
Operating expenses paid                           (1,410,269)
Net increase in cash from operating
   activities                                                    $   7,091,465

Investing Activities:
Purchases of long-term investments              (104,893,735)
Purchases of short-term
   investments, net                                2,607,821
Proceeds from disposition of long-term
   investments                                    85,546,498
Variation margin on futures contracts                (39,313)
Foreign taxes paid                                   (31,670)
Decrease in foreign currency, at value               499,834
Net decrease in cash from investing
   activities                                                      (16,310,565)

Financing Activities:*
Increase in reverse repurchase
   agreements                                     15,566,583
Cash dividends paid                               (6,694,227)
Net increase in cash from financing
   activities                                                        8,872,356
Net decrease in cash                                                  (346,744)
Cash at beginning of period                                          1,205,403
Cash at end of period                                            $     858,659

-------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets from
   operations                                                    $   9,438,375

Adjustments:
Increase in interest receivable                $     (72,209)
Net realized gain on investment
   and foreign currency transactions                (493,160)
Net change in unrealized
   appreciation/depreciation
   of investments and foreign currency
   denominated assets and liabilities             (2,131,593)
Accretion of bond discount and
   amortization of bond premium                      275,137
Increase in interest payable                          33,001
Increase in accrued expenses                          41,914
Total adjustments                                                   (2,346,910)

Net Increase in Cash from Operating
   Activities                                                    $   7,091,465


* Non-cash financing activities not included herein consist of reinvestment of dividends.

     See notes to financial statements.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 15


NOTES TO FINANCIAL STATEMENTS
July 31, 2005


NOTE A

Significant Accounting Policies

ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads



-------------------------------------------------------------------------------
16 o ACM GOVERNMENT OPPORTUNITY FUND


are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 17


4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser a monthly advisory fee equal to .0625% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75% of the average weekly net assets). Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs related to servicing phone inquiries on behalf of the Fund. During the year ended July 31, 2005, the Fund reimbursed AGIS$445 for such costs.

Under the terms of an administrative agreement, the Fund pays the Adviser an administrative fee at an annual rate of .15% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. The Adviser has voluntarily agreed to waive, effective February 11, 2005, a portion of its administrative fees so as to charge the Fund at a reduced annual rate of .05% of the Fund's average weekly net assets for a period of one year. Through July 31, 2005, such waiver amounted to $51,478.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2005, were as follows:

                                                 Purchases           Sales
                                                ------------      ------------
Investment securities (excluding
   U.S. government securities)                  $ 45,697,222      $ 44,813,394
U.S. government securities                        59,337,617        43,064,578


-------------------------------------------------------------------------------
18 o ACM GOVERNMENT OPPORTUNITY FUND


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                            $141,604,249
Gross unrealized appreciation                                   $  4,049,972
Gross unrealized depreciation                                     (3,309,419)
Net unrealized appreciation                                     $    740,553

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 19


The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.


-------------------------------------------------------------------------------
20 o ACM GOVERNMENT OPPORTUNITY FUND


Transactions in written options for the year ended July 31, 2005, were as follows:

                                                   Number of         Premiums
                                                   Contracts         Received
                                                 -------------      ----------
Options outstanding at July 31, 2004                      -0-        $    -0-
Options written                                   10,000,000           9,046
Options terminated in closing purchase
   transactions                                  (10,000,000)         (9,046)
Options outstanding at July 31, 2005                      -0-        $    -0-

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended July 31, 2005, the average amount of reverse repurchase agreements outstanding was $29,439,375 and the daily weighted average interest rate was 2.11%.

5. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended July 31, 2005, the Fund earned income of $70,205 from dollar rolls which is reflected as part of interest income in the statement of operations.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized, of which 12,903,932 shares were issued and outstanding at July 31, 2005. During the years ended July 31, 2005 and July 31, 2004, the Fund issued 13,246 shares and 78,528 shares, respectively, in connection with the Fund's dividend reinvestment plan.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 21


NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of emerging markets and other foreign companies and governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F

Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2005 and July 31, 2004 were as follows:

                                                    2005            2004
                                                -------------   -------------
Distributions paid from:
   Ordinary income                               $ 6,806,024     $ 7,715,522
   Net long-term capital gains                            -0-        771,065
Total taxable distributions                        6,806,024       8,486,587
Total distributions paid                         $ 6,806,024     $ 8,486,587


-------------------------------------------------------------------------------
22 o ACM GOVERNMENT OPPORTUNITY FUND


As of July 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $ (1,917,247)(a)
Undistributed ordinary income                                       400,834
Undistributed long-term capital gain                                 46,042
Unrealized appreciation/(depreciation)                              426,093(b)
Total accumulated earnings/(deficit)                           $ (1,044,278)


(a) Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2005, the Fund deferred to August 1, 2005 post October capital losses of $1,253,513. As of July 31, 2005 the Fund deferred tax straddle losses of $663,734.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains or losses on certain derivative instruments and the difference between book and tax amortization methods for premium.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency transactions, tax character of paydown gains/losses, tax reclassification of distributions, tax treatment of bond premium and tax treatment of foreign capital gains tax resulted in a net decrease in distributions in excess of net investment income, and a corresponding increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 23


above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland. Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. The time for the Adviser and Alliance Holding to respond to the Summary Order has been extended. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint and the Summary Order.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in


-------------------------------------------------------------------------------
24 o ACM GOVERNMENT OPPORTUNITY FUND


an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a nominal defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 25


such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. The complaints have been consolidated in the Southern District of New York, and the Alliance defendants have moved to dismiss the consolidated complaint. That motion is pending.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


-------------------------------------------------------------------------------
26 o ACM GOVERNMENT OPPORTUNITY FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                   Year Ended July 31,
                                            ---------------------------------------------------------------
                                                2005         2004         2003         2002(a)      2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $ 8.30       $ 8.46       $ 7.95       $ 7.99       $ 7.90

Income From Investment
  Operations
Net investment income(b)                         .53(c)       .57          .67          .61          .69
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .20         (.07)         .56          .13          .12
Net increase in net asset value
  from operations                                .73          .50         1.23          .74          .81

Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.53)        (.60)        (.72)        (.61)        (.64)
Tax return of capital                             -0-          -0-          -0-        (.02)        (.08)
Distributions in excess of
  net investment income                           -0-          -0-          -0-        (.15)          -0-
Distributions from net realized
  gain on investments                             -0-        (.06)          -0-          -0-          -0-
Total dividends and
  distributions                                 (.53)        (.66)        (.72)        (.78)        (.72)
Net asset value, end of
  period                                      $ 8.50       $ 8.30       $ 8.46       $ 7.95       $ 7.99
Market value, end of period                   $ 7.83       $ 8.29       $ 8.50       $ 9.20       $ 8.67
Premium/(Discount)                             (7.88)%       (.12)%        .47%       15.72%        8.51%

Total Return
Total investment return based on:(d)
  Market value                                   .86%        5.28%         .43%       16.45%       32.38%
  Net asset value                               9.36%        5.90%       15.68%        9.30%       11.00%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $109,734     $106,990     $108,339     $100,554      $99,888
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.95%        1.54%(e)     1.83%        1.92%        2.88%
  Expenses, before
    waivers/reimbursements                      2.00%        1.54%        1.83%        1.92%        2.88%
  Expenses, excluding
    interest expense                            1.32%        1.28%        1.35%        1.33%        1.45%
  Net investment income                         6.20%(c)     6.65%        7.88%        7.58%        8.69%
Portfolio turnover rate                           64%         124%         100%         173%          98%


See footnote summary on page 28.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 27


(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only.The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.13, increase net realized and unrealized gain on investment transactions per share by $0.13, and decrease the ratio of net investment income to average net assets from 9.16% to 7.58%. Per share, ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by the Adviser.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)  Reflects a $1,125 waiver by the Adviser which had no effect to the ratio.


-------------------------------------------------------------------------------
28 o ACM GOVERNMENT OPPORTUNITY FUND


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of ACM Government Opportunity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Government Opportunity Fund, Inc. (the "Fund"), including the portfolio of investments, as of July 31, 2005, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Opportunity Fund, Inc. at July 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                      /s/ ERNST & YOUNG LLP
                                                      New York, New York
                                                      September 9, 2005


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 29


ADDITIONAL INFORMATION
(unaudited)


Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund. PFPC, Inc. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.


-------------------------------------------------------------------------------
30 o ACM GOVERNMENT OPPORTUNITY FUND


Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at PFPC, Inc., P.O. Box 8030, Boston, MA 02266-8030.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 31


SUPPLEMENTAL PROXY INFORMATION
(unaudited)


The Annual Meeting of Stockholders of ACM Government Opportunity Fund, Inc. was held on March 24, 2005. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                     Authority
                                                   Voted For          Withheld
-------------------------------------------------------------------------------
1. To elect directors   Class One Nominee
                        (term expires in 2007)

                        Michael J. Downey          8,291,697           165,977

                        Class Two Nominees
                        (terms expire in 2008)

                        William H. Foulk, Jr.      8,291,087           166,587
                        David H. Dievler           8,289,654           168,020
                        James M. Hester            8,292,854           164,820


-------------------------------------------------------------------------------
32 o ACM GOVERNMENT OPPORTUNITY FUND


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
Dr. James M. Hester(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President
Michael L. Mon(2), Vice President
Douglas J. Peebles(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar
PFPC, Inc.
P.O. Box 8030
Boston, MA 02266-8030

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Custodian
Bank of New York
One Wall Street
New York, New York 10286

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) Messrs. DeNoon, Mon and Peebles are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     Annual Certifications - As required, on April 21, 2005, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 33


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                    PORTFOLIOS
                                                                                      IN FUND              OTHER
  NAME, DATE OF BIRTH,                       PRINCIPAL                                COMPLEX           DIRECTORSHIPS
        ADDRESS                            OCCUPATION(S)                            OVERSEEN BY           HELD BY
    (YEAR ELECTED)                      DURING PAST 5 YEARS                           DIRECTOR            DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer,**                   Executive Vice President                               83             SCB Partners
1345 Avenue of the                 of ACMC since 2001; prior                                             Inc., SCB Inc.
Americas                           thereto, Chief Executive Officer
New York, NY 10105                 of Sanford C. Bernstein & Co.,
10/2/57                            LLC and its predecessor since
(2003)                             prior to 2000.

DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#            Investment Adviser and an                              109            None
2 Sound View Drive                 independent consultant. He was
Suite 100                          formerly Senior Manager of Barrett
Greenwich, CT 06830                Associates, Inc., a registered
9/7/32                             investment adviser, with which he
(1998)                             had been associated since prior to
(Chairman of the Board)            2000. He was formerly Deputy
                                   Comptroller and Chief Investment
                                   Officer of the State of New York
                                   and, prior thereto, Chief Investment
                                   Officer of the New York Bank for
                                   Savings.

Ruth Block,#+                      Formerly: Executive Vice                               106            None
500 S.E. Mizner Blvd.              President and Chief
Boca Raton, FL 33432               Insurance Officer of The
11/7/30                            Equitable Life Assurance Society
(1988)                             of the United States; Chairman
                                   and Chief Executive Officer of
                                   Evlico (insurance); Director of Avon, BP
                                   (oil and gas), Ecolab Incorporated
                                   (specialty chemicals), Tandem
                                   Financial Group, and Donaldson,
                                   Lufkin & Jenrette Securities
                                   Corporation; Governor at Large,
                                   National Association of Securities
                                   Dealers, Inc.

David H. Dievler,#                 Independent consultant. Until                          108
P.O. Box 167                       December 1994 he was Senior
Spring Lake, NJ 07762              Vice President of ACMC responsible
10/23/29                           for mutual fund administration.
(1988)                             Prior to joining ACMC in 1984,
                                   he was Chief Financial Officer of
                                   Eberstadt Asset Management since
                                   1968. Prior to that, he was Senior
                                   Manager at Price Waterhouse & Co.
                                   Member of American Institute of
                                   Certified Public Accountants
                                   since 1953.


-------------------------------------------------------------------------------
34 o ACM GOVERNMENT OPPORTUNITY FUND


                                                                                    PORTFOLIOS
                                                                                      IN FUND              OTHER
  NAME, DATE OF BIRTH,                       PRINCIPAL                                COMPLEX           DIRECTORSHIPS
        ADDRESS                            OCCUPATION(S)                            OVERSEEN BY           HELD BY
    (YEAR ELECTED)                      DURING PAST 5 YEARS                           DIRECTOR            DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
John H. Dobkin,#                   Consultant. He was formerly                            106            Municipal
P.O. Box 12,                       President of Save Venice, Inc.                                        Art Society
Annandale, NY 12504                (preservation organization) from                                      (New York City)
2/19/42                            2001-2002, Senior Advisor from
(1998)                             June 1999 - June 2000 and
                                   President of Historic Hudson Valley
                                   (historic preservation) from
                                   December 1989 - May 1999.
                                   Previously, Director of the National
                                   Academy of Design and during
                                   1988-1992, he was Director and
                                   Chairman of the Audit Committee
                                   of ACMC.

Dr. James M. Hester, #             Formerly President of the Harry Frank                  11             None
25 Cleveland Lane                  Guggenheim Foundation, New York
Princeton, NJ 08540                University and the New York
4/19/24                            Botanical Garden, Rector of the
(1988)                             United Nations University and
                                   Vice Chairman of the Board of the
                                   Federal Reserve Bank of New York.

Michael J. Downey, #               Consultant since 2004. Formerly                        81             Asia Pacific
c/o Alliance Capital               managing partner of Lexington                                         Fund, Inc.
Management L.P.                    Capital, LLC (investment advisory                                     and The
1345 Avenue of the                 firm) from 1997 until December                                        Merger Fund
Americas                           2003. Prior thereto, Chairman
Attn: Philip L. Kirstein           and CEO of Prudential Mutual
New York, NY 10105                 Fund Management (1987-1993).
1/26/44
(2005)


**   Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC, the Fund's investment adviser.


#    Member of the Audit Committee, the Independent Directors Committee and the
Governance and Nominating Committee.


+    Ms. Block was an "interested person", as defined in the 1940 Act, from
July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 35


Officer Information

Certain information concerning the Fund's Officers is listed below.


     NAME,
  ADDRESS* AND                    POSITION(S)                  PRINCIPAL OCCUPATION
  DATE OF BIRTH                 HELD WITH FUND                 DURING PAST 5 YEARS**
-----------------------------------------------------------------------------------------------------
Marc O. Mayer, 10/2/57        President                     See biography above.

Philip L. Kirstein,           Senior Vice President         Independent Compliance Officer--
5/29/45                       and Independent               Mutual Funds of ACMC**, with which
                              Compliance Officer            he has been associated since October
                                                            2004. Prior thereto, he was Of
                                                            Counsel to Kirkpatrick & Lockhart,
                                                            LLP from October 2003 to October
                                                            2004, and General Counsel and First
                                                            Vice President of Merrill Lynch
                                                            Investment Managers, L.P. since prior
                                                            to 2000 until March 2003.

Paul J. DeNoon,               Vice President                Senior Vice President of ACMC**, with
4/18/62                                                     which he has been associated since
                                                            prior to 2000.

Michael L. Mon,               Vice President                Vice President of ACMC**, with which
3/2/69                                                      he has been associated since prior to
                                                            June 2000.

Douglas J. Peebles,           Vice President                Executive Vice President of ACMC**
8/10/65                                                     with which he has been associated
                                                            since prior to 2000.

Mark R. Manley,               Secretary                     Senior Vice President, Deputy General
10/23/62                                                    Counsel and Chief Compliance Officer
                                                            of ACMC**, with which he has been
                                                            associated since prior to 2000.

Mark D. Gersten,              Treasurer and Chief           Senior Vice President of AGIS** and
10/4/50                       Financial Officer             Vice President of ABIRM**, with which
                                                            he has been associated since prior to
                                                            2000.

Vincent S. Noto,              Controller                    Vice President of AGIS**, with which
12/14/64                                                    he has been associated since prior to
                                                            2000.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM and AGIS are affiliates of the Fund.


-------------------------------------------------------------------------------
36 o ACM GOVERNMENT OPPORTUNITY FUND


Information Regarding the Review and Approval of the Fund's Advisory and Administration Agreements

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser and the continuance of the Administration Agreement between the Adviser (in such capacity, the "Administrator") and the Fund at a meeting held on February 7-10, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in two private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement and the Administration Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Fund complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Fund complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 37


8. portfolio turnover rates for the Fund;

9. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

10. the Adviser's representation that it does not advise other clients with similar investment objectives and strategies as the Fund;

11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser;

12. the terms of the Advisory Agreement; and

13. the terms of the Administration Agreement and the Administrator's proposed one-year waiver of 10 basis points of the fees payable by the Fund pursuant to the Administration Agreement discussed below.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, and (ii) between the Fund and the Administrator, as provided in the Administration Agreement and taking into account the 10 basis point fee waiver referred to in No. 13 above, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement and Administration Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, that the Administrator should continue to be the administrator for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement and to the Administrator pursuant to the Administration Agreement (taking into account


-------------------------------------------------------------------------------
38 o ACM GOVERNMENT OPPORTUNITY FUND


the Administrator's 10 basis point fee waiver) are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the
Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors noted that the Advisory Agreement for the Fund does not contain a reimbursement provision for the cost of certain administrative and other services provided by the Adviser. The directors noted that under the Administration Agreement, the Administrator, subject to the supervision of the directors, provides the Fund certain administrative services, including the following: (a) overseeing the determination and publication of the Fund's net asset value; (b) overseeing the maintenance of the books and records of the Fund; (c) arranging for bank or other borrowing by the Fund, pursuant to the Adviser's determination of the lenders, timing, amount and terms of any such borrowing; (d) preparing the Fund's federal, state and local income tax returns; (e) preparing the financial information for the Fund's proxy statements and reports to shareholders; (f) preparing the Fund's periodic financial and other reports to regulatory agencies; (g) responding to or referring as appropriate, shareholder inquiries; (h) coordinating audit examinations; and (i) conducting asset maintenance tests and preparing related reports. With respect to (g) the directors noted that the Fund pays Alliance Global Investor Services to respond to certain types of shareholder inquiries pursuant to a Shareholder Inquiry Agency Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement and noted that the scope of services provided by the Adviser had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The direc-


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 39


tors also considered the Adviser's response to recent regulatory compliance issues affecting many of the investment companies in the AllianceBernstein Fund complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2002 and 2003. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients. Since the Fund does not normally engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund.

The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors also believe that the Adviser derives reputational and other benefits from its association with the Fund.


-------------------------------------------------------------------------------
40 o ACM GOVERNMENT OPPORTUNITY FUND


Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information showing performance of the Fund compared to other funds in the Lipper General U.S. Government Funds Average for periods ending December 31, 2004, and compared to the Lehman Brothers Aggregate Bond Index. The directors noted that the Fund's performance was significantly above the Lipper medians for all periods reviewed--close to the first quartile for the 3-month period and in the first quartile for all other periods reviewed. Based on their review, the directors concluded that the Fund's relative investment performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. The directors also considered the separate administration fees paid to the Administrator for administrative services. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (other than money market funds). As a result of that settlement, the Adviser's fees (i) for managing open-end high income funds are ..50% of the first $2.5 billion of average daily net assets, .45% for average daily net assets over that level to $5 billion, and .40% for average daily net assets over $5 billion; and (ii) for managing open-end low risk income funds are .45% of the first $2.5 billion of average daily net assets, .40% for average daily net assets over that level to $5 billion, and .35% for average daily net assets over $5 billion.

At their December 14-16, 2004 meetings, the directors requested a reduction in the advisory fees of the Fund to the fee levels charged to comparable open-end funds managed by the Adviser and deferred renewal of the Fund's Advisory Agreement and Administration Agreement pending receipt and consideration of proposals by the Adviser. At the February 7-10, 2005 meeting, the directors considered the Administrator's proposal to waive 10 basis points of its fee for a one year period in order to reduce the fee rate under the Administration Agreement for such period from 0.15% to 0.5%.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 41


The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within the relevant Lipper category. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's at current size combined advisory and administration contractual effective fee rate of 90 basis points was significantly above the Lipper average and the Lipper median. The directors noted that the temporary 10 basis point reduction in the administration fee approved at the meeting resulted in a combined advisory and administration fee of 80 basis points payable to the Adviser (in its capacity as Adviser and Administrator), a level still above the Lipper average and the Lipper median. The directors also noted that the Fund's expense ratio was significantly higher than the Lipper median. The Adviser explained that the Fund's relatively high expense ratio was in part due to the Fund's relatively small size (approximately $115 million). The directors recognized that the Fund's expense ratio would be favorably impacted by the reduction in the administration fees proposed by the Administrator and concluded that the Fund's expense ratio was acceptable in light of the Fund's relatively small size.

Economies of Scale

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


-------------------------------------------------------------------------------
42 o ACM GOVERNMENT OPPORTUNITY FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS


---------------------------------------------
Wealth Strategies Funds
---------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

---------------------------------------------
Blended Style Funds
---------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

---------------------------------------------
Growth Funds
---------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

---------------------------------------------
Value Funds
---------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

---------------------------------------------
Taxable Bond Funds
---------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

---------------------------------------------
Municipal Bond Funds
---------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

---------------------------------------------
Intermediate Municipal Bond Funds
---------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

---------------------------------------------
Closed-End Funds
---------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 43


SUMMARY OF GENERAL INFORMATION


Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of The Wall Street Journal each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of distributions in additional Fund shares.

For questions concerning shareholder account information or if you would like a brochure describing the Dividend Reinvestment Plan, please call PFPC, Inc. at
(800) 331-1710.


-------------------------------------------------------------------------------
44 o ACM GOVERNMENT OPPORTUNITY FUND


ACM GOVERNMENT OPPORTUNITY FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


OPPAR0705


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for:
(i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review, and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                             Audit-Related
                         Audit Fees              Fees            Tax Fees
                       --------------        -------------     ------------
          2004             $47,000              $9,544            $17,038
          2005             $49,000              $5,715            $17,204


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                     Total Amount of
                                                   Foregoing Column Pre-
                                                   approved by the Audit
                         All Fees for                    Committee
                       Non-Audit Services          (Portion Comprised of
                        Provided to the              Audit Related Fees)
                     Portfolio, the Adviser        (Portion Comprised of
                     and Service Affiliates               Tax Fees)
                    -------------------------     -------------------------
          2004             $867,438                      [$276,582]
                                                         ($259,544)
                                                         ($ 17,038)
          2005           $1,105,072                      [$192,919]
                                                         ($175,715)
                                                         ($ 17,204)


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

          Ruth Block               Michael J. Downey
          David H. Dievler         William H. Foulk, Jr
          John H. Dobkin           Dr. James M. Hester

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.

STATEMENT OF POLICIES AND
PROCEDURES FOR VOTING PROXIES

Introduction

             As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

             This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

             This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

             Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

             Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

             Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

             Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

             Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

             Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

             Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

             Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

             Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

             Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

             Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

             Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

             Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

             In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records

             You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item is not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

       EXHIBIT NO.  DESCRIPTION OF EXHIBIT

       12 (a) (1)   Code of Ethics that is subject to the disclosure of
                    Item 2 hereof

       12 (b) (1)   Certification of Principal Executive Officer Pursuant
                    to Section 302 of the Sarbanes-Oxley Act of 2002

       12 (b) (2)   Certification of Principal Financial Officer Pursuant
                    to Section 302 of the Sarbanes-Oxley Act of 2002

       12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  ACM Government Opportunity Fund, Inc.

By:      /s/ Marc O. Mayer
         --------------------
         Marc O. Mayer
         President

Date:     September 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         --------------------
         Marc O. Mayer
         President

Date:    September 28, 2005

By:      /s/ Mark D. Gersten
         --------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    September 28, 2005